As filed with the Securities and Exchange Commission on October 28 , 1997
                            Registration No. 33-25747




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 11 [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 13 [X]

                        (Check appropriate box or boxes)

                         TAX EXEMPT PROCEEDS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200


                               BERNADETTE N. FINN
                       Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)


                        Copy to: MICHAEL R. ROSELLA, ESQ.
                                 Battle Fowler LLP
                                 75 East 55th Street
                                 New York, New York 10022


It is proposed that this filing will become effective:  (check appropriate box)


[ ] immediately  upon filing  pursuant to paragraph (b)
[X] on November 1, 1997  pursuant to paragraph  (b)
[ ] 60 days after filing  pursuant to  paragraph  (a)
[ ] on (date)  pursuant to paragraph (a) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                         TAX EXEMPT PROCEEDS FUND, INC.
                       Registration Statement on Form N-1A



                             CROSS REFERENCE SHEET -
                             Pursuant to Rule 404(c)



Part A
Item No.                                   Prospectus Heading


1.       Cover Page. . . . . . . . . . . . .Cover Page

2.       Synopsis. . . . . . . . . . . . . .Introduction; Table of Fees and
                                            Expenses

3.       Condensed Financial
         Information . . . . . . . . . . . .Financial Highlights

4.       General Description
         of Registrant . . . . . . . . . . .General Information; Investment
                                             Objectives, Policies and Risks

5.       Management of the Fund . . . . . . Management of the Fund; Custodian
                                            and, Transfer Agent; Distribution
                                            and Service Plan

5a.      Management's Discussion
         of Fund Performance. . . . . . . . Not Applicable

6.       Capital Stock and
         Other Securities. . . . . . . . . .Description of Common Stock; How to
                                            Purchase and Redeem Shares; General
                                            Information; Dividends and
                                            Distributions; Federal Income Taxes

7.       Purchase of Securities
         Being Offered . . . . . . . . . . .How to Purchase and Redeem Shares;
                                            Net Asset Value; Distribution and
                                            Service Plan

8.       Redemption or Repurchase. . . . . .How to Purchase and Redeem Shares

9.       Legal Proceedings . . . . . . . . .Not Applicable

Part B                                       Caption in Statement of
Item No.                                     Additional Information



10.   Cover Page. . . . . . . . . . . . .Cover Page

11.   Table of Contents . . . . . . . . .Table of Contents

12.   General Information
      and History . . . . . . . . . . . .Not Applicable

13.   Investment Objectives
      and Policies. . . . . . . . . . . .Investment Objectives, Policies and
                                         Risks

14.   Management of the Fund      . . . .Management of the Fund

15.   Control Persons and Principal
      Holders of Securities . . . . . . .Management of the Fund

16.   Investment Advisory
      and Other Services. . . . . . . . .Management of the Fund; Distribution
                                         and Service Plan; Custodian, Transfer
                                         Agent and Dividend Agent; Expense
                                         Limitation

17.   Brokerage Allocation . . . . . . . .Investment Objectives, Policies and
                                          Risks

18.   Capital Stock and
      Other Securities. . . . . . . . . .Description of Common Stock

19.   Purchase, Redemption and Pricing
      of Securities Being Offered . . . .How to Purchase and Redeem Shares; Net
                                         Asset Value

20.   Tax Status. . . . . . . . . . . . .Federal Income Taxes;

21.   Underwriters. . . . . . . . . . . .Not Applicable

22.   Calculations of Yield
      Quotations of Money
      Market Funds. . . . . . . . . .  . Yield Quotations


23.   Financial Statements. . . . . . . .Statement of Net Assets as of June 30,
                                         1997; Statement of Operations for the
                                         year ended June 30, 1997; Statement of
                                         Changes in Net Assets Years ended
                                         June 30, 1997 and 1996; Notes to
                                         Financial Statements.

--------------------------------------------------------------------------------
                                                                600 FIFTH AVENUE
                                                              NEW YORK, NY 10020
TAX EXEMPT PROCEEDS FUND, INC.                                   (800) 221-3079

-------------------------------------------------------------------------------

PROSPECTUS
November 1, 1997


Tax Exempt Proceeds Fund, Inc. (the "Fund") is a diversified, short-term, tax exempt money market fund that seeks to provide its investors with high current interest income exempt from Federal income taxes, preservation of capital and maintenance of liquidity. The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax exempt bonds" for Federal income tax purposes and, therefore, shareholders of the Fund that are tax exempt bond issuers, in the opinion of counsel, are expected to be exempt from the arbitrage rebate provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund seeks to achieve its objectives by investing primarily in a liquid money market portfolio of short-term, high quality, tax exempt fixed rate and variable rate obligations issued by state and municipal governments and by public authorities, and in participation interests therein issued by banks, insurance companies or other financial institutions that meet this Federal income tax definition. There can be no assurance that the Fund's objectives will be achieved.

The shares of the Fund will be offered primarily to entities that are issuers of tax exempt state and local bonds, such as states and municipalities and their authorities, agencies, instrumentalities and subdivisions ("Qualified Investors").

This Prospectus sets forth concisely the information about the Fund that prospective investors will find helpful in making their investment decisions. Additional Information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http.//www.sec.gov.) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.

Reich & Tang Asset Management L.P. acts as Manager of the Fund and Reich & Tang Distributors L.P. acts as Distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment advisor. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund intends to maintain a constant net asset value of $1.00 per share although there can be no assurance that this value will be maintained.


Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

       This Prospectus should be read and retained by investors for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                           TABLE OF FEES AND EXPENSES

Annual Fund Operating Expenses
(as a percentage of average net assets)

                  Management Fees                                   0.40%
                  Other Expenses - After Reimbursement of Expenses   -0-
                  Total Fund Operating Expenses                     0.40%

                                                            1 year         3 years       5 years        10 years
-------                                                    ------         -------       -------        --------
You would pay the following expenses on a $1,000
investment, assuming 5% annual return
(cumulative through the end of each year)                    $4            $13            $22             $51


The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager has agreed to bear or reimburse all the expenses of the Fund (other than the Management Fee); absent such reimbursement, Other Expenses would have been .08% and Total Fund Operating Expenses would have been .48%. However, the terms of the Investment Management Contract provide that all such expenses must be borne by the Manager.


THE FIGURES REFLECTED IN THIS EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ABSENT THE MANAGER'S OBLIGATION TO BEAR THE FUND'S EXPENSES, ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

The following financial highlights of Tax Exempt Proceeds Fund, Inc. have been audited by Coopers & Lybrand L.L.P., Independent Accountants, whose report thereon, appears in the Statement of Additional Information.

                                                                                                                   January 27, 1989
                                                                    Year Ended June 30,                             (Inception) to
                                            1997     1996      1995     1994      1993     1992    1991     1990     June 30, 1989
                                           -------  ------   -------   ------    ------   ------  -------  -------   -------------


Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period      $ 1.00    $ 1.00    $ 1.00   $1.00     $1.00    $1.00    $1.00      $1.00       $1.00
                                          -------   -------   -------  -------   ------   ------  -------   --------     -------
Income from investment operations:
Net investment income.........             0.032    0.033     0.032    0.021     0.022    0.035    0.049      0.056        0.025
Less distributions:
Dividends from net investment income       0.032    0.033     0.032    0.021     0.022    0.035    0.049      0.056        0.025
                                          -------  -------   -------  -------   ------   -------  -------    -------     ---------
Net asset value, end of period            $1.00    $1.00     $1.00     $1.00     $1.00    $1.00    $1.00     $1.00         $1.00
                                          =======  ========  ========  ========  =======  ======   ======    =======     =========
Total Return..................             3.23%    3.31%     3.22%     2.14%     2.27%    3.52%    4.97%     5.70%         6.65%
Ratios/Supplemental Data
Net assets, end of period (000)         $199,050  $254,251  $213,134 $133,927  $133,230  $135,123  $127,707  $120,949    $62,676
Ratios to average net assets:
Expense.......................             0.40%    0.40%     0.40%     0.40%     0.40%    0.40%    0.40%      0.40%      0.40%*
Net investment income.........             3.18%    3.26%     3.22%     2.13%     2.25%    3.48%    4.85%      5.56%      6.45%*


*  Annualized


INTRODUCTION

Tax Exempt Proceeds Fund, Inc. (the "Fund") is a diversified, open-end management investment company that seeks to provide its investors with high current interest income exempt from Federal income taxes, preservation of capital and liquidity. The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax exempt bonds" for Federal income tax purposes and, therefore, Fund shareholders that are tax exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code. (See "Investment Objectives, Policies and Risks" herein.) The Fund seeks to achieve its objectives by investing principally in short-term, high quality fixed rate and variable rate tax exempt securities issued by state or municipal governments and by public authorities and in participation certificates therein purchased from banks and other financial institutions, where such securities and participation certificates therein meet this Federal income tax definition. However, the Fund will not concentrate its investments in participation certificates. The Fund's portfolio will be invested primarily in municipal obligations, including municipal notes and industrial revenue bonds ("IRBs") (issued before August 8, 1986). The Fund's investments may also include when-issued securities. The Fund will not invest in securities the interest income on which may be subject to the Federal individual alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that this value will be maintained. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without the approval of a majority of the Fund's outstanding shareholders; except that the Fund's fundamental investment policies of investing in securities that would qualify an investment in the Fund as a "tax exempt bond" and of not investing in securities the interest income on which may be subject to the federal individual alternative minimum tax may only be changed with the approval of 90% of the Fund's outstanding shares.



There can be no assurance that the Fund's objectives will be achieved. Investment by the Fund in other than "tax exempt bonds" will subject the Fund's shareholders that are tax exempt bond issuers to the arbitrage rebate provisions of the Code with respect to income from the Fund. However, the Fund's fundamental investment policies prohibit the Fund from investing in other than "tax exempt bonds."



The Fund's investment manager is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment advisor and which currently acts as manager or administrator to fifteen other open-end management investment companies. (See "Management of the Fund" herein.) The Fund's shares are distributed through Reich & Tang Distributors L.P. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement pursuant to the Fund's plan adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). (See "Distribution and Service Plan" herein.)


The shares of the Fund will be offered primarily to entities that are issuers of tax exempt state and local bonds, such as states and municipalities and their authorities, agencies, instrumentalities and subdivisions ("Qualified Investors").


The Fund's investment policies were developed for the particular Federal income tax needs of Qualified Investors. Investors that are not issuers of state and local bonds and that desire to invest in a tax exempt money market fund may consider an investment in the other tax exempt money market funds managed by Reich & Tang Asset Management L.P.


On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund

Business Day"), investors may, without charge by the Fund, initiate purchases and redemptions of shares of the Fund's common stock at their net asset value, which will be determined daily. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day. The Fund pays interest dividends monthly on the last day of each month or, if the last day of each month is not a Fund Business Day, on the preceding Fund Business Day. Net capital gains, if any, will be distributed annually, within 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)


INVESTMENT OBJECTIVES,
POLICIES AND RISKS



The Fund is a diversified, open-end, investment company whose investment objectives are to provide its investors with high current interest income exempt from Federal income taxes, preservation of capital and liquidity. The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax exempt bonds" as defined in Section 150(a)(6) of the Code and amplified in Treasury Department Regulations and, therefore, shareholders of the Fund that are tax exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code with respect to income from the Fund.

There can be, of course, no assurance that the Fund will achieve its investment objectives.


The Fund's assets will be invested principally in short-term, high quality, fixed rate and variable rate tax exempt securities issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions, where such securities and participation certificates therein meet this Federal income tax definition. The Fund will not invest in Municipal Obligations or any other securities the interest income on which may be subject to the Federal individual alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share although there can be no assurance that this value will be maintained. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations and stand-by commitments (however, the Fund expects to invest less than 5% of its assets in such securities). The Fund expects to invest in participation certificates purchased from banks in IRBs and other Municipal Obligations. The Fund will not invest in IRBs issued after August 7, 1986 the interest income from which may be subject to the Federal individual alternative minimum tax. In view of the investment in bank participation certificates in Municipal Obligations, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information. The investment objectives of the Fund described in this paragraph may not be changed unless approved by a majority of the holders of the outstanding shares of the Fund that would be affected by such a change; except that the Fund's fundamental policies of investing in securities that would qualify an investment in the Fund as an investment in "tax exempt bonds" and of not investing in securities the interest income on which may be subject to the Federal individual alternative minimum tax, may only be changed with the approval of 90% of the Fund's outstanding shares.


In view of the investment of the Fund in IRBs (issued before August 8, 1986) and participation interests therein secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the outstanding shares of the Fund. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:

1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest more than 10% of the Fund's net assets in securities that are not readily marketable (including participation certificates and variable rate demand instruments with a right to demand payment on more than 7 days notice).

4. Invest more than 25% of its assets in the securities of "issuers" in any single industry. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying the puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.


5. Invest in securities of other investment companies except (i) the Fund may purchase unit investment trust securities where such unit investment trust meets the investment objectives of the Fund and then only up to 5% of the Fund's net assets except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.



The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax exempt commercial paper; "SP-1/AA" by S&P or "VMIG-1" and "VMIG-2" by Moody's in the case of variable and floating rate demand notes. If a substantial portion of the Fund's assets are invested in such unrated demand notes, the inability of the issuers to pay such notes on demand could adversely affect the Fund's liquidity. Eligible Securities may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that Municipal Obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa".



Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interest of the Fund. In the event that the security is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.


It is anticipated that Qualified Investors will utilize the Fund for short-term investment purposes. While this may result in a high rate of portfolio turnover with increased transaction costs, it will not affect the Fund's expense ratio because of the Manager's obligation to pay all expenses of the Fund (other than the Management Fee).


MANAGEMENT OF THE FUND



The Fund's Board of Directors which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.


The Manager is a Delaware limited partnership with its principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at July 31, 1997, investment manager, adviser or supervisor with respect to assets aggregating in excess of $10.67 billion. The Manager acts as manager or administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.


New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.


On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.


MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the

United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, Inc., Vaughan, Nelson, Scarborough & McConnell L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also performs clerical, accounting, supervision and office service functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates.


The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On June 27, 1996, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to December 31, 1997 and may be continued in force thereafter for successive twelve-month periods beginning each January 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


The new Investment Management Contract was approved by a majority of the shareholders of the Fund on March 13, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.



The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the new Investment Management Contract.


For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets up to $250 million; .35% per annum of the average daily net assets between $250 million and $500 million; and .30% per annum of the average daily net assets over $500 million (the "Management Fee") for managing the Fund's investment portfolio and performing related administrative and clerical services. The Investment Management Contract also provides that the Manager will bear the cost of, or reimburse the Fund for, all other expenses of the Fund. Therefore, the fee payable under the

Investment Management Contract will be the only expense of the Fund. The fees are accrued daily and paid monthly. Any portion of the Management Fee received by the Manager may be used by the Manager and the Distributor to provide shareholder and administrative services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


DESCRIPTION OF COMMON STOCK


The Fund was incorporated in Maryland on November 18, 1988. The authorized capital stock of the Fund consists of twenty billion shares of common stock having a par value of one-tenth of one cent ($.001) per share. Each share when issued has equal dividend, distribution and liquidation rights and each fractional share has rights in proportion to the percentage it represents of a whole share. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders. As of September 30, 1997, the amount of shares owned by the officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.



The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.


The Fund's By-laws provide the holders of one-third of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings, except that the Articles of Incorporation provide that a meeting to consider an amendment to the Fund's fundamental investment policies of investing in securities that would qualify an investment in the Fund as a "tax exempt bond" and of not investing in securities the interest income on which may be subject to the federal individual alternative minimum tax, 90% of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for this particular purpose.


DIVIDENDS AND DISTRIBUTIONS


The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional Fund shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.


HOW TO PURCHASE AND REDEEM SHARES


The Fund sells and redeems its shares on a continuing basis at net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent which accepts orders for purchases and redemptions. There is no minimum initial investment, nor is there a minimum subsequent investment.


In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment is converted into Federal Funds.


Shares will be issued as of the first determination of the Fund's net asset value per share made after receipt of the investor's purchase order. The Fund reserves the right to reject any purchase order for its shares.


Shares are issued as of 12 noon, New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon on a Fund Business Day will not result in share issuance until the following Fund Business Day. In the case of Qualified Investors, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 P.M., New York City time, on that day. Orders for which Federal Funds are received after 4:00 P.M., New York City time, will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day on which shares are issued to an investor.


There is no redemption charge, no minimum period of investment, no minimum amount of redemption and no restriction on frequency of withdrawals. Proceeds of redemptions are paid in cash.


The right of redemption may not be suspended, or the date of payment upon redemption postponed, for more than seven days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.


Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any Fund Business Day become effective at the net asset value per share determined at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. Redemption requests received after 12 noon will result in a share redemption on the following Fund Business Day.


The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's account after a withdrawal is less than $1,000 solely because of withdrawals from the account and not because of fluctuation in the value of the account. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $1,000.


The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.


Direct Purchase and
Redemption Procedures


Investors who wish to invest in the Fund may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:


Within New York State                  212-830-5220
Outside New York State (toll free)     800-221-3079


All shareholders will receive from the Fund confirmations of each individual purchase and redemption of Fund shares and a monthly statement listing the total number of Fund shares owned as of the statement closing date, purchases and redemptions of Fund shares during the month covered by the statement and the dividends paid on Fund shares of each shareholder during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

Initial Purchase of Shares

Mail


Investors may send a check made payable to "Tax Exempt Proceeds Fund, Inc." along with a completed subscription order form to:


  Tax Exempt Proceeds Fund, Inc.
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020


Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's subscription will not be accepted until the Fund receives Federal Funds.


Bank Wire


To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number by telephoning the Fund at either 212-830-5220 (within New York State) or 800-221-3079 (outside New York State) and then instruct a member commercial bank to wire their money immediately to:


  Investors Fiduciary Trust Company
  ABA # 101003621
  Reich & Tang Funds
  DDA # 890752-953-8
  For Tax Exempt Proceeds Fund, Inc.
  Account of (Investor's Name)
  Fund Account # 817
  Tax ID #


The investor should then promptly complete and mail the subscription order form.


Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Subsequent Purchases of Shares


Subsequent purchases can be made by bank wire as indicated above or by mailing a check to:


  Tax Exempt Proceeds Fund, Inc.
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York  10020


There is no minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.


Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund's transfer agent of the redemption order. Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank and converted into Federal Funds, which could take up to 15 days after investment.


A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect redemption by check writing. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.


When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


Written Requests


Shareholders may make a redemption in any amount by sending a written request to:


  Tax Exempt Proceeds Fund, Inc.
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York  10020


Normally the redemption proceeds are paid by check mailed to the shareholder of record.


Checks


By making the appropriate election on their subscription form, shareholders may request a supply of checks which may be used to effect redemptions. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the agent bank. For Qualified Investors, checks will be pre-printed with a legend certifying compliance with specific limitations for withdrawal. Checks may be drawn in any amount and may be used like an ordinary commercial bank check, except that they may not be certified. When a check is presented to the Fund's agent bank for payment, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed through the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check for up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interest of the Fund and its shareholders.


Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. The Fund's agent bank will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form.


Qualified Investors making this election, are required to complete a certified resolution or other evidence of authorization in accordance with the normal practices of the Fund's agent bank. Appropriate authorization forms will be sent by the Fund's agent bank to shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time.


Telephone


The Fund accepts requests for redemption by written authorization or by telephone from shareholders who elect these options. The proceeds of a telephone redemption may be sent to shareholders at their designated addresses or to their bank accounts by wire, as elected in the subscription form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York State at 800-221-3079, and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors L.P. (the "Distributor") as distributor of the Fund's shares. There are no fees or expenses chargeable to the Fund under the Plan. The Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute indirect payment by the Fund for distribution expenses. If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.


Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.


Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional
materials,   mailings  to  prospective  shareholders,
advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under the Investment Management Contract in effect for that year.


FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund intends to continue to qualify for regulated investment company status. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax exempt or taxable obligations) are taxable to taxable shareholders as ordinary income, for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders within 45 days after the close of the Fund's taxable year. Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or a payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include as an item of tax preference for purposes of the alternative minimum taxable income, 75% of the amount by which their adjusted current earnings (including generally, tax exempt interest) exceeds their alternative minimum taxable income (determined without this item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax exempt interest.


With respect to the variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of bond counsel at the date of issuance or in the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.


In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds.


The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

If an issuer of a state or local tax exempt bond invests the proceeds of the bond issue in any "tax exempt bond", the income on which is not an item of tax preference and is not includible in the alternative minimum tax computation for individual taxpayers, such issuer is not subject to the rebate provisions of Code Section 148 with respect to the income from such bond. The rebate provisions would require an issuer that invests the bond proceeds in "higher yielding investments" (other than in "tax exempt bonds") to rebate a portion of the income from such investments, in order for the bond income to remain tax exempt to the bondholders. The term "tax exempt bond" means any bond the interest on which is excludable from gross income under Section 103(a) of the Code. Regulations provide that for purposes of the arbitrage rebate provision of
Section 148 of the Code, the term "tax exempt bond" includes an interest in a regulated investment company to the extent that at least 95% of the income to the holder of the interest is interest that is excludable from gross income under Section 103 of the Code. The Fund anticipates that it will comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a "tax exempt bond" for arbitrage purposes. If the Fund does not comply with such requirements, issuers who invest in the Fund will be subject to the rebate provisions of Code Section 148.



Since the Fund is established primarily for issuers of tax exempt bonds that do not wish to be subject to the Code's rebate requirements, the Fund intends to comply with the provisions of these Regulations and will invest only in tax exempt bonds the interest from which, in the opinion of bond counsel at the date of issuance or in the opinion of Battle Fowler LLP, counsel to the Fund, is excludable from gross income under Section 103 of the Code and is not subject to the individual alternative minimum tax provisions.


The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their own tax advisors about the status of distributions from the Fund in their own states and localities.


GENERAL INFORMATION


The Fund was incorporated under the laws of the State of Maryland on November 18, 1988 and it is registered with the Securities and Exchange Commission as a diversified, open-end, investment company.


The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.



As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (i) for the election of directors; (ii) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock; (iii) for ratification of the selection of independent public accountants; (iv) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock; or (v) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The registration statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.


NET ASSET VALUE


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary national business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


CUSTODIAN AND TRANSFER AGENT



Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is the transfer agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                          TABLE OF CONTENTS

  Table of Fees and Expenses......................... 2
  Financial Highlights............................... 2
  Introduction....................................... 3
  Investment Objectives,
       Policies and Risks............................ 4
  Management of the Fund............................. 7          TAX EXEMPT
  Description of Common Stock........................ 9           PROCEEDS
  Dividends and Distributions........................ 9          FUND, INC.
  How to Purchase and Redeem Shares.................. 9
    Direct Purchase and
     Redemption Procedures...........................10          PROSPECTUS
    Initial Purchase of Shares.......................11        November 1, 1997
    Subsequent Purchases of Shares...................11
    Redemption of Shares.............................11
  Distribution and Service Plan......................13
  Federal Income Taxes...............................14
  General Information................................15
  Net Asset Value....................................16
  Custodian and Transfer Agent.......................16

TAX EXEMPT                                600 Fifth Avenue, New York, NY  10020
PROCEEDS FUND, INC.                                              (800) 221-3079
================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 1997





This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of Tax Exempt Proceeds Fund, Inc. (the "Fund"), dated November 1, 1997 and should be read in conjunction with the Prospectus. The Fund's Prospectus may be obtained by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.






                                                  Table of Contents
------------------------------------------------------------------------------------------------------------------

Investment Objectives, Policies and Risks............2        Expense Limitations...............................11
Description of Municipal Obligations.................3        Management of the Fund............................11
Variable Rate Demand Instruments                              Compensation Table................................12
       and Participation Certificates................4        Counsel and Accountants...........................13
When-Issued Securities...............................5        Distribution and Service Plan.....................13
Stand-by Commitments.................................6        Description of Common Stock.......................13
Investment Restrictions..............................7        Federal Income Taxes..............................14
Portfolio Transactions...............................8        Custodian and Transfer Agent .....................16
How to Purchase and Redeem Shares....................8        Description of Ratings............................17
Net Asset Value......................................8        Report of Independent Accountants.................19
Yield Quotations.....................................9        Financial Statements..............................20
Manager..............................................9

------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS


As stated in the Prospectus, the Fund is a diversified, open-end, investment company whose investment objectives are to provide its investors with high current interest income exempt from regular Federal income taxes, preservation of capital and liquidity. The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax exempt bonds" as defined in Section 150(a)(6) of the Internal Revenue Code of 1986, as amended (the "Code") and amplified in Treasury Department Regulations. Therefore, Fund shareholders that are tax exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code with respect to income from the Fund. There can be, of course, no assurance that the Fund will achieve its investment objectives. The following discussion expands upon the description of the Fund's investment objectives, policies and risks in the Prospectus.



The Fund's assets will be invested primarily in short-term high quality, tax exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions, where such securities and participation certificates therein meet this Federal income tax definition. The Fund will not invest in Municipal Obligations the interest income on which may be subject to the Federal individual alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that this value will be maintained. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations and stand-by commitments. The Fund expects to invest its assets in participation certificates issued by banks in industrial revenue bonds (issued before August 8, 1986) and other Municipal Obligations. In view of this investment in bank participation certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change; except that the Fund's fundamental investment policies of investing in securities that would qualify an investment in the Fund as a "tax exempt bond" and of not investing in securities the interest income on which may be subject to the Federal individual alternative minimum tax, may only be changed with the approval of 90% of the Fund's outstanding shares. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated Municipal Obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 366 days) and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes, or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax exempt commercial paper; "SP-1/AA" by S&P or "VMIG-1" and "VMIG-2" by Moody's in the case of variable and floating rate demand notes. Instruments may produce a lower yield than would be available from less highly rated instruments. (See "Description of Ratings" herein.)


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.


DESCRIPTION OF MUNICIPAL OBLIGATIONS


As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates" herein.


1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the participation certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees, insurance or other credit facilities that meet the definition of Eligible Securities at the time of acquisition stated herein and provide a demand feature which may be exercised by the Fund at any time to provide liquidity. In accordance with investment restriction 7 (herein), the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature. The Fund will not invest in IRBs (issued after August 7, 1986) the interest income from which may be subject to the Federal individual alternative minimum tax.


     In view of the investment of the Fund in IRBs (issued before August 8, 1986) and participation interests therein secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.


3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Any other Federal tax exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives and policies as described under "Investment Objectives, Policies & Risks" in the Prospectus and herein and permissible under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interest of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the United States Government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.


Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised either at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, a determination by the Board of Directors of comparable quality. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or
affiliated  organizations.   A  participation
--------------------------------------------------------------------------------
* The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.
--------------------------------------------------------------------------------
certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance on demand after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation. (See "Expense Limitation" herein.) The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The Fund will not purchase participation certificates in fixed rate tax exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. The fixed rate of interest on Municipal Obligations purchased by the Fund will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rates, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security, it will be sold in the market or through exercise of the repurchase demand feature to the issuer.


When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.


Stand-By Commitments


When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.


The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.


The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.


The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.


The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.


The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.


The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


INVESTMENT RESTRICTIONS


The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the outstanding shares of the Fund; except that fundamental investment restriction number 2 below may only be changed with the approval of 90% of the outstanding shares of the Fund. The Fund may not:


1. Make portfolio investments other than as described under "Investment Objectives, Policies & Risks" in the Prospectus and herein.


2. Purchase any security (i) the interest income on which may be subject to the Federal individual alternative minimum tax or (ii) that would disqualify an investment in the Fund as an investment in "tax exempt bonds" as defined in Section 150(a) (6) of the Code.


3. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.


4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


5. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks."


6. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


7. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Fund will not invest more than 10% of the Fund's total net assets in securities that are not readily marketable (including participation certificates and variable rate demand instruments with a right to demand payment on more than 7 days notice).


8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.


9.   Make loans to others.


10. Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.


11. Invest more than 5% of its assets in the obligations of any one issuer except for securities backed by the United States Government, or its agencies or instrumentalities, which may be purchased without limitation, and except to the extent that investment restriction 13 permits a single bank to issue its letters of credit covering up to 10% of the total assets of the Fund.


12. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.


13. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its net assets in IRBs bonds and that there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an IRB, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.


14. Invest in securities of other investment companies except (i) the Fund may purchase unit investment trust securities where such unit investment trust meets the investment objectives of the Fund and then only up to 5% of the Fund's net assets except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.


15. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


PORTFOLIO TRANSACTIONS


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal.


HOW TO PURCHASE AND REDEEM SHARES


The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.


NET ASSET VALUE



The Fund does not determine net asset value per share on the following holidays:
New Year's Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Investment Objectives, Policies and Risks" herein.)


YIELD QUOTATIONS


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation.


The Fund's "effective yield" is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/7 - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time.


Since dividends on Fund shares are declared daily and the interest portion paid monthly, the Fund will also make available to investors yield quotations showing the effect of monthly compounding of interest dividend payments.


The Fund may from time to time advertise its tax equivalent yield. The tax equivalent yield is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included herein, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.



The Fund's yield for the seven-day period ended September 30, 1996 was 3.54% which is equivalent to an effective yield of 3.60%.



MANAGER



The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at July 31, 1997, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $10.67 billion. In addition to the Fund, the Manager acts as investment manager and administrator of fifteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset Management L.P. has succeeded NEICLP as the Manager of the Fund.


On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains an indirect wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc. a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.


MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates to institutional clients. Its business units, in addition to the Manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, L.P., Graystone Partners, L.P., Harris Associates, L.P.,
Jurika & Voyles, L.P, New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, Inc., Vaughan, Nelson, Scarborough & McConnell L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.



Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.



The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On June 27, 1996, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which has a term which extends to December 311, 1997 and may be continued in force thereafter for successive twelve-month periods beginning each January 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.



The new Investment Management Contract was approved by a majority of the Fund's shareholders on March 13, 1996, and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.


The merger and the change in control of the Manger is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the new Investment Management Contract.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates.


The Manager also performs clerical, accounting, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting and related services by Investors Fiduciary Trust Company, the Fund's accounting or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Fund does not pay the Manager for such personnel.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on
                                       10
the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.



For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets up to $250 million, .35% per annum of the average net assets between $250 million and $500 million and .30% per annum of the average daily net assets over $500 million for managing the Fund's investment portfolio and performing related administrative and clerical services (the "Management Fee"). The Investment Management Contract also provides that the Manager will bear the cost of, or reimburse the Fund for, all other expenses of the Fund. Therefore, the fees payable under the Investment Management Contract will be the only expenses of the Fund. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder and administrative services. For the Fund's fiscal years ended June 30, 1995, 1996 and 1997 the fees paid to the Manager were $652,164, $949,618 and $916,263 respectively. (See "Distribution and Service Plan" herein.)



EXPENSE LIMITATION


The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. In addition to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Manager has, under the Investment Management Contract, confirmed its obligation for payment of all other expenses of the Fund (except for the Management Fee payable to the Manager under the Investment Management Contract), including without limitation taxes, brokerage fees and commissions, commitment fees, insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's Prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses borne by the Manager.


MANAGEMENT OF THE FUND


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. The address of each such person, unless otherwise indicated, is 600 Fifth Avenue, New York, New York 10020. Directors deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk.



Marian R. Chertow, 42- Director of the Fund, is Senior Fellow at the National Resource Recovery Association/U.S. Conference of Mayors since July 1988. Ms. Chertow was President of the Connecticut Resources Recovery Authority from 1986 until 1988 and was previously Assistant Town Manager of the Town of Windsor, Connecticut from 1983 until 1986. Her address is 35 Huntington Street, New Haven, Connecticut 06511.


John C. Richmond, 73- Director of the Fund, was Deputy Treasurer - Debt Management for the State of Connecticut from March 1975 until his retirement in June 1987. His address is 69 Valley Brook Road, Centerville, Massachusetts 02632.


Glenn S. Klocko, 42- Director of the Fund, is Director of Finance, Town of Avon, Connecticut since May 1988. Mr. Klocko was Deputy Controller, Town of Wallingford, Connecticut from 1985 to 1988. His address is 60 West Main Street, Avon, Connecticut 06001.


David P Warren, 43- Director of the Fund, is Assistant Treasurer of the State of Connecticut since March 1995. Mr. Warren was formerly Vice President of CS First Boston Corporation from September 1988 until February 1995. His address is 904 Washington Street, Wellsby, Massachusetts 02181.


Steven W. Duff, 43 - President and Chief Executive Officer of the Fund, is President of the Mutual Funds division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily
Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund, Executive Vice President of Reich & Tang Equity Fund, Inc.

Bernadette N. Finn, 49- Secretary of the Fund, is Vice President and Assistant Secretary of the Mutual Funds division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Pennsylvania Daily Municipal Income Fund, a Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.


Molly Flewharty, 46- Vice President of the Fund, is Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income
Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.


Dana E. Messina, 41 - Vice President of the Fund, is Executive Vice President of the Mutual Funds division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.


Richard De Sanctis, 41 - Treasurer of the Fund, is Vice President and Treasurer of the Mutual Funds division of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc., from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.



Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1000 and a fee of $375 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.

                               COMPENSATION TABLE

          (1)                     (2)                       (3)                      (4)                         (5)

   Name of Person,      Aggregate Compensation      Pension or Retirement      Estimated Annual         Total Compensation from
      Position            from Registrant for     Benefits Accrued as Part       Benefits upon        Fund and Fund Complex Paid
                                Fiscal                of Fund Expenses            Retirement                 to Directors*
                                 Year

  Marian R. Chertow,
  Director                       $2,500                       0                        0                    $2,500 (1 Fund)

  John C. Richmond,
  Director                       $2,500                       0                        0                    $2,500 (1 Fund)

  Glenn S. Klocko,
  Director                         $0                         0                        0                      $0 (1 Fund)

  Ernest M. McNeill,
  Jr.                              $0                         0                        0                      $0 (1 Fund)
  Director

  David P. Warren,
  Director                         $0                         0                        0                      $0 (1 Fund)


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending June 30, 1997 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending June 30,
1997). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

COUNSEL AND ACCOUNTANTS


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.


Coopers & Lybrand L.L.P., 1301 Avenue of Americas, New York, New York 10019, independent accountants, have been selected as auditors for the Fund.


DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with Reich & Tang Distributors L.P., as distributor of the Fund's shares.


Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P. and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.


There are no fees or expenses chargeable to the Fund under the Plan. The Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute indirect payment by the Fund for distribution expenses. If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.


Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. This consideration of $1.00 per year is also subject to the Manager's expense reimbursement obligation and, therefore, will not be an expense borne by the Fund. The shares of the Fund will be offered primarily to entities that are issuers of tax exempt state and local bonds, such as states and municipalities and their authorities, agencies, instrumentalities and subdivisions.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, with whom the Manager has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under the Investment Management Contract in effect for that year.


In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.



The Plan provides that it may continue in effect for successive annual periods provided it is approved by a majority of the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors approved continuance of the Plan until December 31, 1997 at the Board of Directors meeting held December 12, 1996. The Plan was approved by the shareholders of the Fund at their first annual meeting held on December 11, 1989. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.



DESCRIPTION OF COMMON STOCK



The authorized capital stock of the Fund, which was incorporated on November 18, 1988 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Each share when issued will have equal dividend, distribution and liquidation rights and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. On September 30, 1997 there were 211,242,614 shares of the Fund outstanding. As of September 30, 1997 the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.


Set forth below is certain information as to persons who owned greater than 5% of the Fund's outstanding shares as of September 30, 1997.



                                                                   Nature of

Name and Address                                % of Class         Ownership


State of Connecticut
Inter-Agency/Intra-Agency GRTS 1169
55 Elm Street
Hartford, CT  06106-1764                          16.28%          Beneficial



State of Connecticut
Office of the Treasurer
Local Bridge Program #6301
55 Elm Street
Hartford, CT  06106-1724                         13.29%           Benefical



State of Connecticut
G.O. March 1992/STF
Office of the Treasurer
55 Elm Street
Hartford, CT  06106-1764                         8.11%          Beneficial



Unless requested specifically by an investor, the Fund will not issue certificates evidencing Fund shares. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of one-third of the outstanding shares of the Fund present at the meeting in person or proxy will constitute a quorum for the transaction of business at a meeting, except that the Articles of Incorporation provide that a meeting to consider an amendment to the Fund's fundamental investment policies of investing in securities that would qualify an investment in the Fund as a "tax exempt bond" and of not investing in securities the interest income on which may be subject to the Federal individual alternative minimum tax, 90% of the outstanding shares of the Fund effected by the proposal must be present in person or by proxy to constitute a quorum for this purpose.


As a general matter, the Fund will not hold annual or other meetings of the Funds' shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for ratification of the selection of independent public accountants, (d) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (e) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code of 1986, as a "regulated investment company" that distributes "exempt-interest" dividends. The Fund intends to continue to qualify for regulated investment company status. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax exempt interest income and other income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than any short or long-term capital gains distributions) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders receiving dividends during such year.



Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludible from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a)(1) of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147 (a) of the Code with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. Under the Tax Reform Act of 1986 (P.L. 99-514), as amended by the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") (P.L. 100-647) and the Revenue Reconciliation Act of 1990 (P.L.
101-508), the amount of such interest received must be disclosed on the shareholders' Federal income tax returns. Corporations are required to include as an item of tax preference for purposes of the alternative minimum tax 75% of the amount by which the adjusted current earnings (which will include tax exempt interest) of the corporation exceeds the Federal alternative minimum taxable income (determined without this item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax exempt interest.


If an issuer of a State or local tax exempt bond invests the proceeds of the bond issue in any "tax exempt bond", the income on which is not an item of tax preference and not includible in the Federal alternative minimum tax computation for individual taxpayers, such issuer is not subject to the rebate provisions of Code Section 148 as amended by TAMRA. The rebate provisions would require an issuer that invests the bond proceeds in "higher yielding investments" (other than in "tax exempt bonds") to rebate a portion of the income from such investments, in order for the bond income to remain tax exempt to the bond holders. The term "tax exempt bond" means any bond the interest on which is excluded from gross income. Regulations provide that for purposes of the arbitrage rebate provision of Section 148, the term "tax exempt bond" includes an interest in a regulated investment company to the extent that at least 95% of the income to the holder of the interest is interest that is excludable from gross income under Section 103 of the Code. The Fund intends to comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a "tax exempt bond" and will invest only in tax exempt bonds the interest from which, in the opinion of bond counsel at the date of issuance or in the opinion of Battle Fowler LLP, counsel to the Fund, is excludable from gross income under Section 103 of the Code and is not subject to the Federal individual alternative minimum tax provisions. If the Fund does not comply with all requirements that must be satisfied in order for an investment in its share to be treated as a "tax exempt bond" for arbitrage purposes, issuers who invest in the Fund will be subject to the rebate provisions of Code Section 148.



Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss, regardless of the shareholder's actual holding period in such Fund shares, to the extent of such net capital gain distribution. Distributions of net capital gains will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 45 days after the close of the Fund's taxable year. Net capital gain realized by corporations are generally taxable at the same rates as ordinary income. Net capital gains realized by individuals are taxable at a maximum rate of 28% if the individual has a holding period of moer than 12 months and 20% if the individual had a holding period of more than 18 months.



The Fund intends to distribute at least 90% of its tax exempt interest income and investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net
                                       15
short-term capital loss) for each taxable year. The Fund will be taxed on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. The Fund is required to withhold 31% of taxable interest or dividend payments if a shareholder fails to provide the Fund with a current taxpayer identification number. Expenses paid or incurred by the Fund will be allocated between tax exempt and taxable income in the same proportion as the amount of the Fund's tax exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).


Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including participation certificates therein, the Fund has obtained and is relying on the opinion of bond counsel at the date of issuance or in the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax exempt to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.


The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.


In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


The exemption for Federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.


CUSTODIAN AND TRANSFER AGENT



Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri 64105 is the Custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is the transfer agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in and are not responsible for any investment decisions involving assets of the Fund.

DESCRIPTION OF RATINGS *


Description  of Moody's  Investors  Service,  Inc.'s Two Highest  Municipal Bond
Ratings:


Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of prospective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Con. (_____) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than use of fixed maturity dates) is differentiated by Moody's with the symbol VMIG, instead of MIG. This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies
Two Highest Debt Ratings:


AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: - The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Description of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies
Two Highest Commercial Paper Ratings:


A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A"+" is added for those issues determined to posses overwhelming safety characteristics. An "SP-2" designation indicates satisfactory capacity to pay principal and interest.


Description of Moody's Investors  Service,  Inc.'s Two Highest  Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.





 * As described by the rating agencies.

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================


To The Board of Directors and Shareholders of
Tax Exempt Proceeds Fund, Inc.



We have audited the accompanying statement of net assets of Tax Exempt Proceeds Fund, Inc. as of June 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Exempt Proceeds Fund, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



[GRAPHIC OMITTED]





New York, New York
July 31, 1997

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
STATEMENT OF NET ASSETS
JUNE 30, 1997
================================================================================


                                                                                                                    (Unaudited)
                                                                                                                    Ratings (a)
                                                                                                                   ----------------
    Face                                                                     Maturity                   Value             Standard
    Amount                                                                     Date       Yield        (Note 1)    Moody's & Poor's
    ------                                                                     ----       -----         ------     -------   ------


Other Tax Exempt Investments (12.09%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  3,000,000  County of Los Angeles 1997-8 - Series A                        06/30/98      3.80 %  $   3,018,720     MIG-1    SP-1+
    5,000,000  Michigan Municipal Bond Authority RN - Series 1996A            07/03/97      3.85        5,000,158              SP-1+
    3,000,000  Ohio School District Cash Flow                                 06/30/98      3.83        3,016,980     MIG-1    SP-1+
    3,000,000  School District of The City of Detroit State School Aid Notes
               (Wayne County)                                                 05/01/98      3.85        3,014,520              SP-1+
    5,000,000  State of Texas TRAN - Series 1996                              08/29/97      3.85        5,006,605     MIG-1    SP-1+
    5,000,000  State of Texas TRAN - Series 1996                              08/29/97      3.90        5,006,196     MIG-1    SP-1+
 ------------                                                                                        ------------
   24,000,000  Total Other Tax Exempt Investments                                                      24,063,179
 ------------                                                                                        ------------
Variable Demand Rate Instruments (c) (53.29%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  3,870,000  Alabama HFA (Windscape Project)
               LOC Amsouth Bank N.A.                                          12/01/03      4.30%   $  3,870,000      VMIG-1
    4,085,000  Bexar County, TX HFDC (Air Force Village II) - Series 1985B
               LOC Rabobank Nederland                                         03/01/12      4.13       4,085,000               A1+
    1,570,000  Bloomington, IL Normal Airport Authority - Series 1995A        01/01/13      4.20       1,570,000      VMIG-1
      100,000  Burke County, GA Development Authority PCRB
               (Georgia Power Co. Vogtle Project)                             09/01/26      4.05         100,000      VMIG-1   A1
    3,650,000  City & County of Denver, CO Refunding MHRB
               (Cotton Wood Creek Project)
               LOC General Electric Capital Corporation                       04/15/14      4.40       3,650,000               A1+
    6,000,000  City of Baltimore, MD (HM Investments, Ltd.) - Series 1993
               LOC Barclays Bank PLC                                          02/01/00      4.15       6,000,000               A1+
    2,000,000  City of Detroit, MI Water Supply System RB
               Second Lien Bonds - Series 1995                                07/01/25      4.30       2,000,000               A1+
    2,000,000  Clayton County, GA MHRB (Rainwood Development Project)
               LOC Bankers Trust Company                                      05/01/06      4.25       2,000,000               A1+
    3,000,000  Connecticut State Development Authority
               (CT Light & Power Company Project) - Series 1993A
               LOC Deutsche Bank A.G.                                         09/01/28      4.05       3,000,000      VMIG-1   A1+
    6,700,000  Connecticut State Special Tax Obligation RB
               (Second Lien Transportation Infrastructure)
               LOC Commerzbank A.G.                                           12/01/10      4.10       6,700,000      VMIG-1   A1+
    2,800,000  County of Franklin, OH Hospital Facilities
               (Lutheran Senior City, Inc. Project) - Series 1994
               LOC First National Bank of Chicago                             05/01/15      4.15       2,800,000      VMIG-1




--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1997
================================================================================

                                                                                                                    (Unaudited)
                                                                                                                     Ratings (a)
                                                                                                                   ----------------
    Face                                                                     Maturity                  Value               Standard
    Amount                                                                     Date       Yield       (Note 1)     Moody's & Poor's
    ------                                                                     ----       -----        ------      -------   ------
Variable Demand Rate Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
 $  5,000,000  County of Hamilton Ohio Adjustable Rate
               Hospital Facilities Revenue Bonds - 1997B
               MBIA Insured                                                   01/01/18      4.15%   $  5,000,000     VMIG-1     A1+
    7,150,000  DeKalb County, GA Refunding MHRB - Series 1988
               (Wood Hills Apartment Project)
               LOC Bank of Montreal                                           12/01/07      4.20       7,150,000                A1+
    1,400,000  Georgetown, KY Educational Institution Improvement
               (Georgetown College)
               LOC PNC Bank N.A.                                              06/01/04      4.25       1,400,000     VMIG-1
    1,100,000  Greensboro, NC (Greensboro Coliseum) - Series A                12/01/15      4.20       1,100,000                A1+
    1,750,000  Greensboro, NC Public Improvement - Series B                   04/01/11      4.20       1,750,000     VMIG-1     A1+
    1,950,000  Greensboro, NC Public Improvement - Series B                   04/01/13      4.20       1,950,000     VMIG-1     A1+
    5,400,000  Harris County, TX Health Facilities Hospital Revenue Bonds
               (Memorial Hospital Systems)                                    06/01/24      4.15       5,400,000     VMIG-1     A1+
    8,800,000  Idaho HFA (Holy Cross Health System)                           12/01/23      4.15       8,800,000     VMIG-1     A1+
    3,300,000  Illinois Educational Facilities Authority RB
               (Chicago Children's Museum) - Series 1994
               LOC First National Bank of Chicago                             02/01/28      4.15       3,300,000     VMIG-1     A1+
    4,000,000  Illinois HFA RB (Northwestern Memorial Hospital) - Series 1995 08/15/25      4.25       4,000,000     VMIG-1
    2,500,000  Indiana HFA (Rehabilitation Hospital of Indiana)
               LOC First National Bank of Chicago                             11/01/20      4.20       2,500,000     VMIG-1
    3,100,000  Jacksonville, FL IDRB
               (University of Florida Health Science Center) - Series 1989
               LOC Barnett Bank of Jacksonville                               07/01/19      4.38       3,100,000     VMIG-1
    2,500,000  Maryland State IDA RB (Johnson Control Incorporation)          12/01/03      4.35       2,500,000     VMIG-1     A1
    6,950,000  Michigan State Hospital Financial Authority RB
               (Chelsea Community Hospital)
               LOC Comerica Bank                                              11/15/19      4.15       6,950,000     VMIG-1
    3,000,000  Michigan State Strategic Fund PCRB
               (Consumers Power Company Project) - Series 1993A
               LOC Canadian Imperial Bank Of Commerce                         06/15/10      4.25       3,000,000                A1+
    4,420,000  Montgomery County MD, Housing Opportunities Commission MHRB
               LOC General Electric Capital Corporation                       11/01/07      4.35       4,420,000                A1+
    4,285,000  New Hampshire HEFA RB - Series 1995
               (Franklin Regional Hospital Association)
               LOC Bank of Ireland                                            09/01/05      4.40       4,285,000     VMIG-1




--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1997
================================================================================


                                                                                                                     (Unaudited)
                                                                                                                     Ratings (a)
                                                                                                                   ----------------
    Face                                                                    Maturity                   Value              Standard
    Amount                                                                    Date         Yield      (Note 1)    Moody's  &  Poors
    ------                                                                    ----         -----       ------     -------     -----
Variable Demand Rate Instruments (c) (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
 $  2,200,000  New Hampshire HEFA RB (Alice Peck Day Memorial Hospital)
               LOC Corestates Bank, N.A.                                      11/01/05      4.20%   $  2,200,000     VMIG-1
    1,500,000  Pitkin County, CO IDRB (Aspen Skiing Company Project) - Series B
               LOC First National Bank of Chicago                             04/01/16      4.25       1,500,000                A1+
  -----------                                                                                       ------------
  106,080,000  Total Variable Demand Rate Instruments                                                106,080,000
  -----------                                                                                       ------------
Put Bonds (10.51%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  7,500,000  Connecticut State Special Assessment Unemployment
               Compensation Advance Fund RB - Series 93C
               SBPA - FGIC Securities Purchase, Inc. (b)                      07/01/98      3.90%   $  7,500,000     VMIG-1     A1+
    2,360,000  Illinois Housing Development Authority Homeowner
               Mortgage RB 1996 Sub Series F-1                                12/18/97      3.65       2,360,000     VMIG-1     A1+
    5,000,000  Intermountain Power Agency RB - Series 1985F
               LOC Morgan Guaranty Trust Company                              06/15/98      3.80       5,000,000     VMIG-1     A1+
    6,060,000  Vermont State Educational & Health Building Finance Agency
               (Middlebury College)                                           11/01/97      3.75       6,060,000                A1+
  -----------                                                                                        -----------
   20,920,000  Total Put Bonds                                                                        20,920,000
  -----------                                                                                        -----------
Tax Exempt Commercial Paper (25.42%)
-----------------------------------------------------------------------------------------------------------------------------------
 $  2,800,000  Burlington, KS PCRB Refunding & Improvement Revenue Bonds
               (Kansas City Power & Light Company Project) - Series B
               LOC Deutsche Bank A.G.                                         08/14/97      3.80%   $  2,800,000     P1         A1+
    5,300,000  Burlington, KS PCRB Refunding & Improvement Revenue Bonds
               (Kansas City Power & Light Company Project)
               LOC Toronto-Dominion Bank                                      07/10/97      3.85       5,300,000                A1+
    3,000,000  City of New York, N.Y. GO Bonds Fiscal 1996 - Series J-2
               LOC Commerzbank A.G.                                           09/17/97      3.75       3,000,000     P1         A1+
    4,000,000  Connecticut Municipal Electric Energy
               Co-operative Power Supply Systems - Series A
               LOC Fleet National Bank                                        07/02/97      3.95       4,000,000     P1         A1
    3,000,000  Illinois Educational Facility Authority Revenue Notes
               (Pooled Financing Program)
               LOC Northern Trust                                             07/10/97      3.75       3,000,000                A1+
    3,100,000  Intermountain Power Agency
               Variable Rate Revenue & Refunding Bond - Series 1985F
               LOC Swiss Bank Corp.                                           09/18/97      3.75       3,100,000     VMIG-1     A1+
   10,000,000  Intermountain Power Authority
               LOC Swiss Bank Corp.                                           08/20/97      3.45      10,000,000     VMIG-1     A1+




--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
JUNE 30, 1997
================================================================================

                                                                                                                      (Unaudited)
                                                                                                                      Ratings (a)
                                                                                                                   ----------------

    Face                                                                     Maturity                  Value              Standard
    Amount                                                                     Date       Yield       (Note 1)     Moody's & Poor's
    ------                                                                     ----       -----        ------      -------   ------
Tax Exempt Commercial Paper (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
 $  5,000,000  Maricopa County, AZ PCRB
               (Southern California Edison) - Series 1985                     07/10/97      3.85%   $  5,000,000     P1         A1
    3,400,000  Rochester, MN Health Care Facility
               (Mayo Foundation - Mayo Medical Center) - Series 1992C         07/10/97      3.40       3,400,000     P1         A1+
    6,000,000  Sunshine State Government Finance Commission RB - Series 1986
               LOC Union Bank of Switzerland/Morgan Guaranty/
               National Westminster                                           07/16/97      3.45       6,000,000     VMIG-1
    5,000,000  The Board of Regents of Texas
               A & M University System - Series 1993 B                        07/22/97      3.50       5,000,000     P1         A1+
  -----------                                                                                       ------------
   50,600,000  Total Tax Exempt Commercial Paper                                                      50,600,000
  -----------                                                                                       ------------
               Total Investments (101.31%) (Cost $201,663,179+)                                      201,663,179
               Liabilities in Excess of Cash and Other Assets (-1.31%)                              (  2,613,018)
                                                                                                     -----------
               Net Assets (100.00%) 199,053,407 Shares Outstanding (Note 3)                        $ 199,050,161
                                                                                                    ============
               Net Asset Value, offering and redemption price per share                            $        1.00
                                                                                                    ============

               +   Aggregate cost for federal income tax purposes is identical.

FOOTNOTES:

(a) Unless the variable rate demand instruments are assigned their own ratings, the ratings are those of the holding company of the bank whose letter of credit guarantees the issue or the insurance company who insures the issue. All letters of credit and insurance are irrevocable and direct pay covering both principal and interest.

(b) Certain issuers have either a line of credit, a liquidity facility, a standby purchase agreement or some other financing mechanism to ensure the remarketing of the securities. This is not a guarantee and does not serve to insure or collateralize the issue.

(c) Interest rates are adjustable on a daily, weekly or monthly basis. The rate shown is the rate in effect at the date of this statement.

KEY:

    FGIC     =   Financial Guaranteed Insurance Company          MBIA     =    Municipal Bond Insurance Association

    GO       =   General Obligation                              MHRB     =    Multifamily Housing Revenue Bond

    HEFA     =   Health and Education Facilities Authority       PCRB     =    Pollution Control Revenue Bond

    HFA      =   Housing Finance Authority                       RB       =    Revenue Bond

    HFDC     =   Health Facilities Development Corporation       RN       =    Revenue Note

    IDA      =   Industrial Development Authority                SBPA     =    Standby Purchase Agreement

    IDRB     =   Industrial Development Revenue Bond             TRAN     =    Tax and Revenue Anticipation Note

    LOC      =   Letter of Credit

--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
================================================================================

INVESTMENT INCOME
 Interest income..............................................................   $   8,192,103
 Expenses (Note 2)............................................................   (     916,263)
                                                                                  ------------
 Net investment income........................................................       7,275,840


 REALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on investments......................................   (       1,065)
                                                                                  ------------
 Net increase in net assets from operations...................................   $   7,274,775
                                                                                 =============



















--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAX EXEMPT PROCEEDS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                           Year                    Year
                                                                           Ended                   Ended
                                                                       June 30, 1997           June 30, 1996
                                                                       -------------           -------------




INCREASE (DECREASE) IN NET ASSETS

 Operations:
    Net investment income............................................ $     7,275,840         $     7,736,883
    Net realized gain (loss) on investments.......................... (         1,065)                 -0-
                                                                       --------------          --------------
    Net increase in net assets from operations.......................       7,274,775               7,736,883
 Dividends to shareholders from net investment income................ (     7,275,840)        (     7,736,883)
 Net increase (decrease) from capital share transactions (Note 3)     (    55,199,971)             41,118,888
                                                                       --------------          --------------
        Total increase (decrease) in net assets...................... (    55,201,036)             41,118,888
 Net assets:
    Beginning of year................................................     254,251,197             213,132,309
                                                                      ---------------          --------------
    End of year...................................................... $   199,050,161         $   254,251,197
                                                                      ===============          ==============

















--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

TAX EXEMPT PROCEEDS FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

1. Summary of Accounting Policies

Tax Exempt Proceeds Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. This Fund is a short term, tax exempt money market fund. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income, if any, to its shareholders. Therefore, no provision for federal income tax is required. At June 30, 1997, the Fund had a capital loss carryforward of $2,181 and $1,065 available to offset future capital gains expiring June 30, 2001, and June 30, 2005, respectively.

     c) Dividends and Distributions -

     Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

     d) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     e) General -

     Securities transactions are recorded on a trade date basis. Interest income
     is  accrued  as  earned.   Realized   gains  and  losses  from   securities
     transactions are recorded on the identified cost basis.

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") at the annual rate of
 .40 of 1% per annum of the Fund's average daily net assets up to $250 million; .35 of 1% per annum of the average daily net assets between $250 million and
$500 million; and .30 of 1% per annum of the average daily net assets over $500 million. The Management Contract also provides that the Manager will bear the cost of all other expenses of the Fund. Therefore, the fee payable under the Management Contract will be the only expense of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAX EXEMPT PROCEEDS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


================================================================================


2. Investment Management Fees and Other Transactions with Affiliates (Continued)

Pursuant to a Distribution Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and the Manager have entered into a Distribution Agreement. The Fund's Board of Directors has adopted the plan in case certain expenses of the Fund are deemed to constitute indirect payments by the Fund for distribution expenses.

3. Capital Stock

At June 30, 1997, 20,000,000,000 shares of $.001 par value stock were authorized and paid in capital amounted to $199,053,407. Transactions in capital stock, all at $1.00 per share, were as follows:




                                                     Year Ended                          Year Ended
                                                    June 30, 1997                       June 30, 1996
                                                    -------------                       -------------
  Sold....................................             395,065,691                         524,691,635
  Issued on reinvestment of dividends.....               2,142,906                           2,123,017
  Redeemed................................         (   452,408,568)                    (   485,695,764)
                                                    --------------                      --------------
  Net increase (decrease).................         (    55,199,971)                         41,118,888
                                                    ==============                      ==============
  At June 30, 1997, the Fund had an accumulated net realized loss of $3,246.

  4. Liabilities

  At June 30, 1997, the Fund had the following liabilities:
  Payables for securities purchases.......         $     9,050,220
  Accrued management fee..................                  68,891
  Dividends payable.......................                 408,926
                                                    --------------
   Total liabilities......................         $     9,528,037
                                                    ==============



  5. Financial Highlights

     Reference is made to page 2 of the Prospectus for the Financial Highlights.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

   (A)      Financial Statements

        Included in Prospectus Part A:

     (1)  Per Share Data and Ratios

     (2)  Financial Highlights

        Included in Statement of Additional Information:


     (1) Report of Coopers & Lybrand L.L.P., independent accountants, dated July 31, 1997;

     (2)  Statement of Net Assets June 30, 1997 (audited);

     (3)  Statement of Operations June 30, 1997 (audited);

     (4) Statements of Changes in Net Assets June 30, 1997 and June 30, 1996.(audited);


     (5)  Notes to Financial Statements;

   (B)  Exhibits

     **   (1) Amended and Restated Articles of Incorporation of the Registrant.

     **   (2) By-Laws of the Registrant.

          (3)  Not applicable.

     * (4) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant.


          (5) Investment Management Contract between the Registrant and New England Investment Companies, L.P. filed as Exhibit 5 herein.

          (6) Amended Distribution Agreement between the Registrant and Reich & Tang Distributors L.P. filed as Exhibit 6 herein.


          (7)  Not applicable.

     *** (8) Custody agreement between the Registrant and Investors Fiduciary Trust Company.



* Filed with Pre-Effective Amendment No. 1 to said Registration Statement on December 30, 1988 and is incorporated herein by reference.

** Filed with Pre-Effective Amendment No. 2 to said Registration Statement on January 19, 1989 and is incorporated herein by reference.

*** Filed with Post-Effective Amendment No. 6 to said Registration Statement on August 31, 1993 and is incorporated herein by reference.

     ** (9) Sub-Transfer Agent Agreement Between Registrant and Investors Financial Services Company.


     * (10) Opinion of Messrs. Battle Fowler LLP as to the legality of the Securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Federal Income Taxes" in the Prospectus and in the Statement of Additional Information and "Counsel and Auditors" in the Statement of Additional Information and as to certain federal tax matters.

          (11) Consent of Independent Accountants filed as Exhibit 11 herein.

          (12) Not applicable.

     * (13) Written assurance of New England Investment Companies, L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling.

          (14) Not applicable.


          (15.1) Distribution  and Service Plan pursuant to Rule 12b-1 under the
               Investment Company Act of 1940 filed as Exhibit 15.1 herein.

          (15.2) Amended Distribution Agreement between the Registrant and Reich
               & Tang Distributors L.P. filed as Exhibit 6 herein.


          (16) Not Applicable.

          (17) Financial Data Schedule filed as Exhibit 17 herein.

Item 25. Persons controlled by or Under Common Control with Registrant.

                  None.

Item 26. Number of Holders of Securities.

                                            Number of Record Holders

                  Title of Class            as of September 30, 1997
                  ---------------           ------------------------

                  Common Stock                          917
                  (par value $.001)


Item 27. Indemnification.

         Registrant incorporates herein by reference the response to Item 27 of Pre-Effective Amendment No. 1 of this Registration Statement filed with the Commission on December 30, 1988.


* Filed with Pre-Effective Amendment No. 2 to said Registration Statement on January 19, 1989 and is incorporated herein by reference.


** Filed with Post-Effective Amendment No. 7 to said Registration Statement on October 30, 1995 and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser.

         The description of Reich & Tang Asset Management L.P. under the caption "Management of the Fund" in the Prospectus and "Manager" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.


New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of 99.5% interest in Reich & Tang Asset Management L.P. (the "Manager"). Reich & Tang Asset Management, Inc. ( a wholly-owned subsidiary of NEICLP) is the sole general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.

On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains a wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 48.5% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.

The Registrant's investment adviser, Reich & Tang Asset Management L.P. is a registered investment adviser. Reich & Tang Asset Management L.P.'s investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020,which invest principally in money market instruments; Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., are registered investment companies whose address is 600 Fifth Avenue, New York, New York 10020, which invests principally in equity securities. In addition, RTAMLP is the sole general partner of Alpha Associates L.P., August Associates L.P., Reich & Tang Minutus L.P., Reich & Tang Minutus II, L.P., Reich & Tang Equity Partnerships L.P. and Tucek Partners L.P., private investment partnerships organized as limited partnerships.



Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIC. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of NEICLP from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994.

Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of RTAM since July 1994, President and Chief Operating Officer of the Capital Management Group of NEICLP from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of RTAM since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Trustee of Institutional Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, Vice President of Mutual Funds Division of NEICLP from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc., a Vice President and Secretary of Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. Richard De Sanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of NEICLP from September 1993 until July 1994, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc. Mr. Weiner has been Vice President of RTAM since July 1994, has been Vice President of NEIC since September 1993, Vice President of the Capital Management Group of NEIC from September 1993 until July 1994, Vice President of Reich & Tang Asset Management L.P Captial Management Group since July 1994. Mr. Weiner joined Reich & Tang, Inc. in August 1970 and has served as a Vice President since September 1982.


Item 29. Principal Underwriters

         (a) Reich & Tang Distributors L.P., the Registrant's Distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income
Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily
                                                     C-4

Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


         (b) The following are the directors and officers of Reich & Tang Asset Management, Inc., the general partner of Reich & Tang Distributors L.P. Reich & Tang Distributors L.P. does not have any officers. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.

                          Positions and Offices            Positions and
                          with General Partner             Offices With
         Name             of the Distributor               Registrant

Peter S. Voss            President and Director              None
G. Neal Ryland           Director                            None
Edward N. Wadsworth      Clerk                               None
Richard E. Smith III     Director                            None
Steven W. Duff           Director                            President
Bernadette N. Finn       Vice President - Compliance         Secretary
Lorraine C. Hysler       Secretary                           None
Richard De Sanctis       Vice President and Treasurer        Vice President
                                                             and Treasurer

Richard I. Weiner        Vice President                      None



         (c)      Not applicable

Item 30. Location of Accounts and Records.

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at 600 Fifth Avenue, New York, New York 10020 the Registrant's Manager, and at Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, the Registrant's custodian.

Item 31. Management Services.

                  Not Applicable.

Item 32. Undertakings.

         (a)      Not applicable

         (b)      Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of October, 1997.



                                                 TAX EXEMPT PROCEEDS FUND, INC.


                                                 By:      /s/Steven W. Duff
                                                 Steven W. Duff, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE                 CAPACITY                           DATE

(l)      Principal Executive
         Officer:




         /s/Steven W. Duff        President                            10/28/97

         Steven W. Duff


(2)      Principal Financial
         and Accounting Officer:




         /s/Richard De Sanctis     Treasurer                           10/28/97

         Richard De Sanctis


(3)      All Directors:



         Marian R. Chertow                  Director
         John C. Richmond                   Director
         Glenn S. Klocko                    Director
         Ernest M. Mcneill, Jr.             Director
         David P. Warren                    Director




By:      /s/Bernadette N. Finn      Director                           10/28/97

         Bernadette N. Finn
         Attorney-in-Fact*


* Power of Attorney was filed on January 19, 1989 with Pre-Effective Amendment No. 2.


                                       C-6